American Century Strategic Asset Allocations, Inc. Summary Prospectus and Prospectus Supplement Multi-Asset Income Fund
Supplement dated February 16, 2018 Summary Prospectus dated April 10, 2017 and Prospectus dated April 10, 2017

The following entry is added to the Portfolio Managers section on page 6 of the summary prospectus and page 6 of the prospectus.
John Donner, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since 2012.

The following entry is added The Fund Management Team section on pages 12-13 of the prospectus.
John Donner, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since joining American Century in 2012 as a quantitative analyst. He became a portfolio manager in 2018. He has a bachelor's degree in aeronautical and astronautical engineering from the University of Washington and a master's degree in financial engineering from the Haas School of Business at the University of California, Berkeley.

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